Exhibit 99.1
Investor Presentation February 2023 ONE Team. ONE Community.

2023 Investor Report 2 Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, ongoing disruptions due to the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in customer behavior; turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; increases in loan default and charge-off rates; changes related to the discontinuation and replacement of LIBOR; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. Forward-Looking Statements

2023 Investor Report 3 A Unique New England Banking Franchise COMPANY HIGHLIGHTS Exchange/Ticker: NASDAQ/HONE Total Assets: $5.4 Billion Total Loans: $4.6 Billion Total Deposits: $4.2 Billion Market Capitalization: $680.6 Million (as of 12/31/22) HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered savings bank. HarborOne Bank is headquartered in Brockton, MA with 31 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and one commercial lending office in each of Boston and Providence. HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U. HarborOne Mortgage, LLC (“HarborOne Mortgage”) is a wholly owned subsidiary of HarborOne Bank with 26 offices in Maine, Massachusetts, Rhode Island, and New Hampshire and licensed to lend in 6 additional states.

4 4 2023 Investor Report 4 • Diluted EPS of $0.21. • ROA of .74% and ROE of 6.22%. • Margin declined from 3.47% in Q3 to 3.23% in Q4. • As of December 31, 2022, the reserve for credit loss represents 0.99% of total loans. • HarborOne Mortgage recorded earnings loss of $2.3 million, including a negative change in fair value of mortgage servicing rights of $1.9 million. • One-time expense of $950,000 related to the settlement of a purported class action lawsuit concerning overdraft fees on re-presented transactions. • Fourth repurchase program almost complete with 2,470,842 shares repurchased as of December 31, 2022 at an average share cost of $13.80, and announced a fifth repurchase program of up to 2,450,208 shares. Net Income $9.6 Million Diluted Earnings Per Share $0.21 Commercial Loan Growth $249.9 Million Core Deposit Growth $106.7 Million Tangible Book Value $11.13 Q4 2022 Highlights

2023 Investor Report 5 Key Performance Metrics $3.7 B $4.1 B $4.5 B $4.6 B $5.4 B 2018 2019 2020 2021 2022 Total Assets 8.2% 15.3% 14.5% 13.6% 11.5% 2018 2019 2020 2021 2022 Tier 1 Capital $3.0 B $3.2 B $3.5 B $3.6 B $4.6 B 2018 2019 2020 2021 2022 Total Loans $4.77 $10.10 $10.88 $11.57 $11.13 2018 2019 2020 2021 2022 Tangible Book Value

2023 Investor Report 6 Key Performance Metrics $0.20 $0.33 $0.82 $1.14 $0.97 2018 2019 2020 2021 2022 EPS 3.22% 3.14% 3.06% 3.12% 3.35% 2018 2019 2020 2021 2022 Net Interest Margin on FTE Basis $11.4 k $18.3 k $44.8 k $58.5 k $45.6 k 2018 2019 2020 2021 2022 Net Income $88.9 k $109.1 k $120.1 k $131.4 k $149.0 k 2018 2019 2020 2021 2022 Net Interest Income

7 7 2023 Investor Report 7 10.5% 8.5% 7.0% 4.0% 14.6% 12.8% 12.8% 11.5% 10.3% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Capital Ratios 12/31/2022 Minimum Capital Required plus Capital Conservation Buffer HONE • The Company remains well capitalized and able to weather economic volatility. • Continued dividend growth (from $0.03/share in Q2 2020; to $0.05/share in Q1 2021, to $0.07/share in Q1 2022). • Executing on fourth buyback program with 2,470,842 shares repurchased as of December 31, 2022. Fifth program received non-objection from regulators and will commence upon the completion of the current program. • Strong Tangible Capital Ratio of 10.31% with the ability to absorb unrealized loss in the AFS securities portfolio. • Collateral to support an additional borrowing capacity of $797.4 million from the FHLB and $64.2 million from the Federal Reserve. Additional borrowing capacity of $25.0 million unsecured with a correspondent bank. Capital & Liquidity Management

2023 Investor Report 8 Loan & Portfolio Mix 34% 5% 3% 24% 5% 29% December 31, 2016 $2.0 Billion 32% 4% 4% 50% 9% 1% December 31, 2022 Residential Second Mortgages and HELOC Construction CRE C&I Consumer $4.5 Billion

9 9 2023 Investor Report 9 Commercial Lending Momentum $1.4 B $1.6 B $2.1 B $2.3 B $2.9 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2018 2019 2020 2021 2022 Total Commercial Loans Construction Commercial Commercial Real Estate • Commercial loans grew from $1.4 billion in 2018 to $2.6 billion on December 31, 2022, transforming the balance sheet while maintaining strong credit quality. • #3 in volume U.S. Small Business Administration (SBA) Lender in Rhode Island in 2022. • SBA Paycheck Protection Program (PPP) loans are $2.0 million at December 31, 2022. • Since October 2021, the Company has hired 6 lenders across its commercial lines of business, with 4 dedicated to Metro Boston. They are seasoned lenders from 4 New England banks. • Q4 growth was primarily in boutique leisure hospitality, apartments and life science space.

2023 Investor Report 10 Diversification Flex/Industrial 20% Apartments 17% Retail/Retail Trade Office 13% 10% Hotels 13% Heath Care and Social Services 9% Other 18% Apartments 49% Flex/Industrial 9% Retail/Retail Trade 10% Real Estate Leasing 16% Construction 5% Other 11% Utilities 20% Heath Care and Social Assistance 20% Manufacturing 12% Other * 30% Retail/Retail Trade… Wholesale Trade 5% Real Estate Leasing 5% Commercial Real Estate $2,250 MM Commercial Construction $199 MM Commercial & Industrial $424 MM Balances as of 12/31/22; The Other category in the Commercial & Industrial loans includes $2.0 million of SBA PPP loans.

2023 Investor Report 11 Credit Quality $17.7 $30.3 $34.1 $36.1 $14.8 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2018 2019 2020 2021 2022 Nonperforming Loans to Total Assets ($MM) Residential Commercial Consumer 0.07% 0.04% 0.10% 0.08% 0.09% 0.00% 0.05% 0.10% 0.15% 2018 2019 2020 2021 2022 Net Charge-Offs to Average Loans

2023 Investor Report 12 Allowance for Credit Losses (ACL) • Starting Unemployment Rate = 4.25% • 4-Quarter forecast period with ending unemployment rate of 5.3% • 4-Quarter reversion period $44.62 $45.24 $4.07 -$3.46 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 3Q 2022 Changes in Pooled Loan Portfolio Changes in Individually Analyzed Loans 4Q 2022 $ Millions

2023 Investor Report 13 Special Highlights Office Portfolio • Total Office Portfolio* is 46% Medical • Portfolio Characteristics • 3.6% of Office Portfolio is Metro Office • Average loan size of $3.5 million, with largest loan under $30 million • Average LTV of 62% • Average debt servicing ratio of 1.72x • No currently non-performing loans 75% 20% 5% Class A Class B Class C Office Mix $414 Million December 31, 2022 * Inclusive of Health Care / Social Services and Office sectors included in the Commercial Real Estate Portfolio

2023 Investor Report 14 LTV* Non-anchored Retail $40.5MM 28 loans, average size $1.5M, all located in New England and performing in accordance with the loan terms 56% Metro Office Space $14.8MM 2 loans, properties located in Boston and Providence, regarded as Class A office space, supported by quality sponsorship and adequate cash reserves, one loan risk-rated Watch, neither delinquent 56% Business Hotels $86.0MM 12 loans, average size $7M, one loan risk-rated Watch, 2 loans risk-rated Substandard and on nonaccrual, all others performing as agreed 65% *LTV on CRE only and based on as-completed value At Risk Factors as of December 31, 2022

2023 Investor Report 15 Banking Center Delivery • Banking Centers Growth- 14 to 31 since 2018 • Metro Boston branch deposits are ahead of plan and grew 20% in Q4 2022 • Over 50% of our current Branch footprint exceeds $100 million in deposits • Shift of Core Deposit Mix from 71% to 81% since December 31, 2016 • Focus on Business • Small Business customer base has increased by 2,346 accounts (40%) since 2019 • Average balance per business customer is $55k • Business deposits increased 5% from Q3 to Q4 • Banking Centers Small Business Lending growth increased by 98% since 2020 • Shift to Relationship Model for Banking Centers • Managing local market opportunities • Acquiring small business relationships • One Experience Program focused on Community, Employee and Customer engagement • Defined goals on interactions • Enhancing incentives to pay for performance 35% 29% 24% 13% Savings DDA/NOW Money Market CD Deposit Mix December 31, 2022

2023 Investor Report 16 Deposits • Core deposit growth in Q4 2022 of $106.7 million, or 3.2%, which resulted in a cost of deposits increase of 48 basis points to 0.84% for the three months ended December 31, 2022, as compared to 0.36% for the prior quarter. • Business accounts represent 16.4% of total deposits with cost of 20 basis points. Q4 growth of $15.4 million and year-over-year growth of $95.9 million, or 16.3%. • NOW and demand deposits represent 25.3% of total deposits at December 31, 2022. • Year-to-date, the Federal Funds Rate has increased 425 basis points. The Bank’s cost of deposits increased 15.6% of the 425 basis points or 66 basis points. 0.92% 1.28% 0.70% 0.24% 0.41% 2018 2019 2020 2021 2022 Average Annual Cost of Deposits $2.7 B $2.9 B $3.5 B $3.7 B $4.2 B $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2018 2019 2020 2021 2022 NOW DDA Savings CD's Brokered CD Money Market Total Deposits 0.18% 0.21% 0.36% 0.84% Q1 Q2 Q3 Q4 Average Quarterly Cost of Deposits in 2022 Note: December 2022 COD was 1.15%

17 17 2023 Investor Report 17 Mortgage Banking • Mortgage banking segment negatively impacted by market conditions. • Flexible operating model includes expense-disciplined management team. • Net loss of $2.3 million, down quarter-over-quarter and year-over-year, driven by reduced disbursements, lower margins and change in MSR values. • Expenses of $5.5 million, down $5.0 million or 48% year-over-year, largely driven by reduction on commissions, closing of 4 offices and reduction in force of 44 FTE’s in last 12 months. • Q4 Production volume, 92% purchase, 8% refinance. • Market Share: NH #8, MA #22, RI #25 per Warren Group. ($ in 000’s) Q4 2022 Q3 2022 Q4 2021 Gain on Sale $2,301 $3,809 $10,063 MSR Fair Value & Amortization $(2,368) $1,652 $(315) Servicing Revenue / Other $3,220 $2,920 $4,182 Total Revenue $3,153 $8,818 $13,930 Expenses $5,452 $6,610 $10,467 Net Income $(2,299) $1,521 $2,799 Key Drivers/Statistics $ Disbursements $222 MM $250 MM $605 MM Sales Margin 1.43% 1.99% 2.66% FTE’s 175 196 219 Offices 26 26 30 MSR Balance $44.6 MM $46.0 MM $35.3 MM Change in MSR Fair Value $(1.9) MM $2.3 MM $749 K 10 year Treasury 3.88% 3.83% 1.52%

18 18 2023 Investor Report 18 • Net Income of $12.3 MM, up 17.6% YOY • Net Interest Income of $39.3 MM up 15.8% YOY. • The fourth quarter provision benefits from resolution of a loan workout off set by strong loan growth. • Controlled Expense Growth of $1.3 MM up 4.9% YOY. • Efficiency Ratio improves from 68.8% Q4 2021 to 62.1% Q4 2022. • FTE growth of 26 year-over-year includes 16 FTE’s related to the Metro Boston expansion. Bank Stand-Alone ($ in 000’s) Q4 2022 Q3 2022 Q4 2021 Interest Income $51,493 $44,116 $35,778 Interest Expense 12,235 4,743 1,868 Net Interest Income 39,258 39,373 33,909 Provision 2,108 668 (1,436) Non Interest Income 6,722 5,658 5,581 Non Interest Expense 28,744 27,707 27,396 Net Income $12,311 $12,490 $10,470 Key Drivers/Statistics ROAA 0.95% 1.04% 0.92% Efficiency Ratio 62.1% 61.0% 68.8% Margin 3.25% 3.49% 3.22% FTE’s 434 419 408 Nonaccrual Loans $14.8 MM $23.3 MM $36.1 MM Net charge-off(recovery) rate 0.19% (.08)% 0.13% ACL/Loans 0.99% 1.06% 1.26%

2023 Investor Report 19 • Focused on organic growth; only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution • Disciplined expense management • Ongoing balance sheet transformation to achieve margin stability • Lower cost deposit drivers with focus on commercial and small business funding sources • Digital growth: enhanced tools, processes, and products to meet customer expectations • Comprehensive capital management plan, including investing, cash dividends and stock buybacks • We win with our people; investments in training, talent acquisition, and retention • Seasoned and aligned management team and Board that drive results • Maintain our commitment to being an outstanding community leader – Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs Committed to the Fundamentals

2023 Investor Report 20 Key Priorities Next 12 Months • Grow consumer and small business banking penetration in Boston Metro and Rhode Island regions • Grow core deposits, with emphasis on commercial and small business • Measured growth in commercial lending • Talent Management: retain and acquire top-tier talent to drive the business including minimum wage of $20 • Improve Efficiency Ratio through top-line growth and disciplined expense management, including new consumer loan origination system (LOS), and branch optimization • Focus on payments penetration (debit, credit, ACH, real-time, mobile wallet) for consumers and small business; grow digital banking penetration among primary households and small business • Continued enhancement of our data environment and select a new customer relationship management (CRM) partner • Extend our successful Rhode Island SBA model into Massachusetts (#3 SBA Lender in RI in 2022) • Enhance and expand our Diversity, Equity, and Inclusion programs

2023 Investor Report 21 HarborOne U – “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices Consumer Small Business

2023 Investor Report 22 Environmental, Social & Governance • Commercial lending in support of renewable energy initiatives, particularly wind and solar. • Installation of energy efficient HVAC systems and lighting in corporate headquarters and branch network. • Recycling programs in corporate offices and branches. • Smaller footprint for new branches to reduce energy usage. • Multi-channel digital solutions (telephone banking, online banking, digital appointment setting) to facilitate remote banking. • New employee commuter benefit to encourage public transit. • Hybrid work model to reduce commute-related fossil fuel use and greenhouse gas emissions. • $16MM for ONECommunity Mortgage program to reduce barriers to homeownership. • Early College partnership with Massasoit Community College and Brockton High School to lower college tuition costs and encourage transition to higher education. • HarborOne U classes, webinars and events for consumers and small business entrepreneurs. • $1.7MM in charitable donations in 2022 through the HarborOne foundations and direct charitable giving by HarborOne Bank. • Over $700,000 in college scholarships through ONECommunity Scholarship Program. • 3,000+ volunteer hours donated to local non-profit organizations in 2022 through HarborOne Caring Crew. • Two consecutive “Outstanding” CRA rating from the federal and state regulators. Environmental Responsibility Social Responsibility

2023 Investor Report 23 Environmental, Social & Governance (continued) • Expanded Success for Small Business affiliate partnerships to include organizations that promote equity and economic mobility to historically under-represented populations. • Nominating and Governance Committee Charter amended in 2020 to include explicit commitment to gender, racial and ethnic diversity in each search for new directors. • Launch of Bank-wide Diversity, Equity & Inclusion Council with a year-long calendar connected to internal and external communities. • Establishment of new summer internship program. • Development of new supplier diversity program. • Expanded proxy disclosures surrounding diversity metrics, compensation philosophy, and Board composition. • Aligned pay for performance with a significant portion of Senior Management’s compensation tied to perform ance metrics. • Dividends on performance-based restrictive stock units issued not paid until earned and vested. • Cash and equity incentive awards subject to a clawback policy. • Double-trigger change-in-control provisions in our agreements with executives. • No tax gross-ups of 280G excise taxes. • Added cybersecurity expert to Board. • Substantial cybersecurity investments to protect critical operations and improve resilience. • Adoption of Share Ownership Policy effective January 1, 2023. Social Responsibility (continued) Governance

2023 Investor Report 24 Why HarborOne? Strength • Strong core banking franchise with proven track record of growth • Well capitalized to manage economic headwinds • Disciplined approach to expense management • $5.4B bank in attractive New England market • Increased quarterly dividend in Q1 2022 by 40% and recognize value in continued stock buy-backs • Seamless transition to new President & CEO, Joseph F. Casey • Welcomed Susan Stewart, SVP HR, an experienced financial services HR leader • Aligned & seasoned senior management team able to deal with evolving financial conditions • Continue to grow Board strength and skill set diversity through key appointments • Inez Friedman-Boyce, General Counsel: 2022 Mass Lawyers Weekly In-House Leader in the Law • Named Boston Globe’s Top Places to Work 10 of last 12 years • 2022 Boston Business Journal Most Charitable Companies list 6th consecutive year Value Leadership Respected & Trusted

2023 Investor Report 25 A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.

2023 Investor Report 26 “We are steadfast in our commitment to creating exceptional value for our customers, our shareholders, and the communities that we serve. We are an organization that embraces change and are making the people, process, and technology enhancements that position us well for success and make us a very tough competitor.” Joseph F. Casey, President and CEO